EXECUTION VERSION

SECURITY AGREEMENT

This SECURITY AGREEMENT (as amended, restated, modified or otherwise supplemented from time to time, this “Agreement”), dated as of December 3, 2014, among the Persons listed on the signature pages hereof as “Grantors” and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 (each, a “Grantor” and collectively, the “Grantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Intercreditor Agreement (as defined below) for the Lenders, the Hedge Banks (as defined below), the Cash Management Banks (as defined below), the Noteholders (as defined below) and the Additional Pari Passu Lenders (in such capacity, “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among COPART, INC., a Delaware corporation (the “Borrower”), the banks and other financial institutions from time to time party thereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, “Administrative Agent”), the Lenders have agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof;

WHEREAS, pursuant to the Note Purchase Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Note Agreement”), among the Borrower and the purchasers listed on Schedule B thereto (together with their permitted successors and assigns, the “Noteholders”), the Noteholders are purchasing on the date hereof certain senior secured notes of the Borrower (the “Senior Notes”); and

WHEREAS, the Administrative Agent, the Noteholders and the Collateral Agent have entered into an Intercreditor and Collateral Agency Agreement dated as of the date hereof (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”) governing their respective rights as creditors of the Grantors and appointing the Collateral Agent as agent for the Secured Creditors (as defined below) with respect to the collateral securing the Senior Indebtedness (as defined in the Intercreditor Agreement);

WHEREAS, in order to induce (a) the Lenders to enter into the Credit Agreement and the other Loan Documents and to make financial accommodations to Borrower as provided for in the Credit Agreement and the other Loan Documents, (b) the Cash Management Banks to enter into the Secured Cash Management Agreements, (c) the Hedge Banks to enter into the Secured Hedge Agreements, (d) the Noteholders to enter into the Note Agreement and the other Note Documents and to purchase the Senior Notes and (e) the Additional Pari Passu Lenders to enter into Additional Pari Passu Agreements, each Grantor has agreed to grant to Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Senior Indebtedness; and

WHEREAS, each Grantor (other than the Borrower) is a Subsidiary of the Borrower and, as such, will benefit by virtue of the financial accommodations extended to the Borrower by the Secured Creditors.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.

Definitions; Construction.

(a)

All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Intercreditor Agreement.  Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Intercreditor Agreement; provided that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern.  In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(i)

“Account” means an account (as that term is defined in Article 9 of the Code).

(ii)

“Account Debtor” means an account debtor (as that term is defined in the Code).

(iii)

“Additional Pari Passu Agreement” has the meaning specified therefor in the Intercreditor Agreement.

(iv)

“Administrative Agent” has the meaning specified therefor in the recitals to this Agreement.

(v)

“Agreement” has the meaning specified therefor in the preamble to this Agreement.

(vi)

 “Books” means books and records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information).

(vii)

“Borrower” has the meaning specified therefor in the recitals to this Agreement.

(viii)

“Cash Collateralized Letters of Credit” has the meaning specified therefor in the Credit Agreement as in effect on the date hereof.

(ix)

“Cash Equivalents” has the meaning specified therefor in the Credit Agreement as in effect on the date hereof.

(x)

“Chattel Paper” means chattel paper (as that term is defined in the Code), and includes tangible chattel paper and electronic chattel paper.

(xi)

“Closing Date” means December 3, 2014.

(xii)

“Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law,

any or all of the attachment, perfection, priority, or remedies with respect to the Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(xiii)

“Collateral” has the meaning specified therefor in Section 3.

(xiv)

“Collateral Agent” has the meaning specified therefor in the preamble to this Agreement.

(xv)

“Collateral Agent’s Lien” means the Liens granted by the Borrower or its Subsidiaries to Collateral Agent hereunder for the benefit of the Secured Creditors.

(xvi)

“Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code).

(xvii)

“Copyrights” means any and all rights in any works of authorship, including (A) copyrights and moral rights, (B) copyright registrations and recordings thereof and all applications in connection therewith, (C) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (D) the right to sue for past, present, and future infringements thereof, and  (E) all of each Grantor’s rights corresponding thereto throughout the world.

(xviii)

“Credit Agreement” has the meaning specified therefor in the recitals to this Agreement.

(xix)

“Deposit Account” means a deposit account (as that term is defined in the Code).

(xx)

“Disclosure Letter” means the disclosure letter dated as of the date hereof delivered by the Grantors to the Collateral Agent in respect of this Agreement.

(xxi)

“Equipment” means equipment (as that term is defined in the Code).

(xxii)

“Equity Interests” means (A) in the case of a corporation, capital stock, (B) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (C) in the case of a partnership, partnership interests (whether general or limited), (D) in the case of a limited liability company, membership interests, (E) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (F) any and all warrants, rights or options to purchase any of the foregoing.

(xxiii)

“Event of Default” has the meaning specified therefor in the Intercreditor Agreement.

(xxiv)

“Farm Products” means farm products (as that term is defined in the Code).

(xxv)

“Fixtures” means fixtures (as that term is defined in the Code).

(xxvi)

“FSHCO” has the meaning specified therefor in the Credit Agreement.

(xxvii)

“General Intangibles” means general intangibles (as that term is defined in the Code).

(xxviii)

“Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.

(xxix)

“Guarantied Obligations” has the meaning specified therefor in the Guaranty Agreement.

(xxx)

“Guarantors” means the subsidiaries of the Borrower party to the Guaranty Agreements.

(xxxi)

“Guaranty Agreements” has the meaning specified therefor in the Intercreditor Agreement.

(xxxii)

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(xxxiii)

“Intellectual Property” means any and all Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof.

(xxxiv)

“Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (A) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (B) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses).

(xxxv)

“Inventory” means inventory (as that term is defined in the Code).

(xxxvi)

“Investment Property” means (A) any and all investment property (as that term is defined in the Code), and (B) any and all of the following (regardless of whether classified as investment property under the Code):  all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(xxxvii)

“Joinder” means each Joinder to this Agreement executed and delivered by Collateral Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.

(xxxviii)

“Lender” and “Lenders” has the meaning specified therefor in the recitals to this Agreement.

(xxxix)

“Lender Group” means the Lenders, Noteholders and Additional Pari Passu Lenders.

(xl)

“Loan Documents” has the meaning specified therefor in the Credit Agreement as in effect on the date hereof.

(xli)

“Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code).

(xlii)

“Note Agreement” has the meaning specified therefor in the recitals to this Agreement.

(xliii)

“Note Documents” shall mean the “Transaction Documents” as defined in the Note Agreement as in effect on the date hereof.

(xliv)

“Noteholders” has the meaning specified therefor in the recitals to this Agreement.

(xlv)

“Patents” means patents and patent applications, including (A) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (B) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements thereof, (C) the right to sue for past, present, and future infringements thereof, and (D) all of each Grantor’s rights corresponding thereto throughout the world.

(xlvi)

“Permitted Liens” means any lien permitted pursuant to (A) Section 9.2 of the Credit Agreement, (B) Section 10.2 of the Note Agreement and (C) each Additional Pari Passu Agreement.

(xlvii)

 “Pledged Companies” means each Person listed on Schedule 1 to the Disclosure Letter as a “Pledged Company”, together with each other Person, all or a portion of whose Equity Interests are acquired or otherwise owned by a Grantor after the Closing Date and that are not held in a Securities Account.

(xlviii)

“Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now owned or hereafter acquired by such Grantor that are not held in a Securities Account, regardless of class or designation, including in each of the Pledged Companies, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

(xlix)

“Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Annex 2.

(l)

 “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.

(li)

“Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.

(lii)

“Proceeds” has the meaning specified therefor in Section 3.

(liii)

“Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(liv)

“Secured Creditors” means the Secured Parties, the Noteholders and any Additional Pari Passu Lenders.

(lv)

“Secured Creditor Expenses” means all expenses referenced in (A) Section 12.3 of the Credit Agreement, (B) Section 15 of the Note Agreement and (C) each Additional Pari Passu Agreement.

(lvi)

“Secured Parties” has the meaning set forth in the Credit Agreement as in effect on the date hereof.

(lvii)

“Securities Account” means a securities account (as that term is defined in the Code).

(lviii)

“Security Interest” has the meaning specified therefor in Section 3.

(lix)

“Senior Indebtedness” has the meaning set forth in the Intercreditor Agreement.

(lx)

“Supporting Obligations” means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Property.

(lxi)

“Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (A) all renewals thereof, (B) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (C) the right to sue for past, present and future infringements and dilutions thereof, (D) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (E) all of each Grantor’s rights corresponding thereto throughout the world.

(lxii)

“Triggering Event” means, as of any date of determination, that an Event of Default has occurred as of such date.

(lxiii)

“URL” means “uniform resource locator,” an internet web address.

(b)

Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and

“including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified.  Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable.  The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties.  Any reference herein to the satisfaction, repayment, or payment in full of the Senior Indebtedness shall mean (i) the payment or repayment in full in immediately available funds of (A)(1) the principal amount of, and interest accrued with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (2) the principal amount of, interest and Excess Leverage Fee on, Make-Whole Amount or any other Obligations, in each case in this clause (2) as such terms are defined in the Note Agreement as in effect on the date hereof and (3) the principal amount of, and interest accrued with respect to, all outstanding Additional Pari Passu Indebtedness, together with the payment of any premium applicable to the repayment of the Additional Pari Passu Indebtedness, (B) all Secured Creditor Expenses for which invoices have been provided to the Borrower, and (C) all fees or charges that have accrued hereunder, under any other Credit Agreement, Note Agreement or any Additional Pari Passu Agreement and for which invoices have been provided to the Borrower, (ii) in the case of contingent reimbursement obligations with respect to Letters of Credit, providing Cash Collateral or standby letters of credit representing an amount equal to 102% of the value of outstanding Letters of Credit issued by Issuing Lender or delivery to Administrative Agent or Collateral Agent of duly executed documents evidencing the termination of all beneficiaries’ interests in such Letters of Credit, (iii) the receipt by Collateral Agent of Cash Collateral in order to secure any other contingent Senior Indebtedness for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to any Secured Creditor at the time that are reasonably expected to result in any loss, cost, damage or expense (including attorneys fees and legal expenses), such Cash Collateral to be in such amount as Collateral Agent reasonably determines is appropriate to secure such contingent Senior Indebtedness, (iv) the payment or repayment in full in immediately available funds of all other Senior Indebtedness (including the payment of any termination amount then applicable (or which would or could become applicable as a result of the repayment of the other Senior Indebtedness) under Hedge Agreements provided by Hedge Banks) other than (A) unasserted contingent indemnification obligations and any other obligations which pursuant to the terms of any Loan Document, any Transaction Document (as defined in the Note Agreement) or any Additional Pari Passu Agreement specifically survive repayment of the Loans for which no claim has been made, (B) any obligations arising under a Cash Management Agreement that, at such time, are allowed by the applicable Cash Management Bank to remain outstanding without being required to be repaid or cash collateralized and (C) any obligations arising under a Hedge Agreement that, at such time, are allowed by the applicable Hedge Bank to remain outstanding without being required to be repaid, and (v) the termination of all of the commitments of the Lenders.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.

(c)

All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.

[Reserved].

3.

Grant of Security.  Each Grantor hereby unconditionally grants and pledges to Collateral Agent, for the benefit of each Secured Creditor, to secure the Senior Indebtedness, a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (after giving effect to the exclusions set forth in this Section 3, the “Collateral”):

(a)

all of such Grantor’s Accounts;

(b)

all of such Grantor’s Books;

(c)

all of such Grantor’s Chattel Paper;

(d)

all of such Grantor’s Commercial Tort Claims;

(e)

all of such Grantor’s Deposit Accounts;

(f)

all of such Grantor’s Equipment;

(g)

all of such Grantor’s Farm Products;

(h)

all of such Grantor’s General Intangibles;

(i)

all of such Grantor’s Inventory;

(j)

all of such Grantor’s Investment Property;

(k)

all of such Grantor’s Intellectual Property and Intellectual Property Licenses;

(l)

all of such Grantor’s Negotiable Collateral;

(m)

all of such Grantor’s Pledged Interests (including all of such Grantor’s Pledged Operating Agreements and Pledged Partnership Agreements);

(n)

all of such Grantor’s Securities Accounts;

(o)

all of such Grantor’s Supporting Obligations;

(p)

all of such Grantor’s money, Cash Equivalents, or other assets of such Grantor that now or hereafter come into the possession, custody, or control of Collateral Agent (or its agent or designee) or any other Secured Creditor;

(q)

all other goods and personal property of such Grantor, whether tangible or intangible and wherever located; and

(r)

all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, Fixtures, General Intangibles, Inventory, Investment Property, Intellectual Property, Negotiable Collateral, Pledged Interests, Securities Accounts, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”).  Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Collateral Agent from time to time with respect to any of the Investment Property.

Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include: (i) voting Equity Interests of any First Tier Foreign Subsidiary or FSHCO owned by a Credit Party organized in the United States, solely to the extent that such Equity Interests represent more than 65% of the outstanding voting Equity Interests of such First Tier Foreign Subsidiary or FSHCO; provided, that with respect to any Foreign Subsidiary that is owned directly by a Grantor and (A) is treated as a disregarded entity for U.S. federal income tax purposes and (B) is not a FSHCO, such Grantor shall take all reasonable actions to cause such Foreign Subsidiary to grant and pledge to the Collateral Agent, for the benefit of the Secured Parties to secure the Senior Indebtedness, (x) 65% of the outstanding voting Equity Interests (and 100% of the non-voting Equity Interests) in any Foreign Subsidiary directly owned by such Foreign Subsidiary and (y) 100% of the outstanding Equity Interests in any Domestic Subsidiary directly owned by such Foreign Subsidiary; (ii) any rights or interest in any contract, lease, permit, license, or license agreement covering real or personal property of any Grantor if under the terms of such contract, lease, permit, license, or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein is prohibited as a matter of law or under the terms of such contract, lease, permit, license, or license agreement and such prohibition or restriction has not been waived or the consent of the other party to such contract, lease, permit, license, or license agreement has not been obtained (provided, that, (A) the foregoing exclusions of this clause (ii) shall in no way be construed (1) to apply to the extent that any described prohibition or restriction is ineffective under Section 9-406, 9-407, 9-408, or 9-409 of the Code or other applicable law, or (2) to apply to the extent that any consent or waiver has been obtained that would permit Collateral Agent’s security interest or lien to attach notwithstanding the prohibition or restriction on the pledge of such contract, lease, permit, license, or license agreement and (B) the foregoing exclusions of clauses (i) and (ii) shall in no way be construed to limit, impair, or otherwise affect any of Collateral Agent’s, any other Secured Creditor’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described contract, lease, permit, license, license agreement, or Equity Interests (including any Accounts or Equity Interests) or (2) any proceeds from the sale, license, lease, or other dispositions of any such contract, lease, permit, license, license agreement, or Equity Interests); (iii) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral; (iv) any asset of a Grantor with respect to which Collateral Agent deems (in its reasonable discretion) that the cost of obtaining a perfected Security Interest in such asset is excessive in relation to the value afforded thereby; (v) any assets to the extent a Security Interest in such assets could result in material adverse tax consequences as reasonably determined by the Borrower and the Collateral Agent; (vi) any property subject to a purchase money arrangement or Capital Leases; (vii) any governmental licenses or state or local franchises, charters and authorizations to the extent security interest is prohibited or restricted thereby (after giving effect to the applicable anti-assignment provisions of the Code or other applicable law), only for so long as the applicable license, franchise, charter or authorization prohibits the creation of a security interest therein; (viii) pledges and security interests prohibited or restricted by applicable law (including any requirement to obtain the consent of any governmental authority or third party); (ix) any real property whether fee owned or leasehold; (x) interests in joint ventures and non-wholly owned subsidiaries which cannot be pledged without the consent of third parties after giving effect to the applicable anti-assignment provisions of the Code or other applicable law; or (xi) cash collateral pledged to secure the Cash Collateralized Letters of Credit.

4.

Security for Senior Indebtedness.  The Security Interest created hereby secures the payment and performance of the Senior Indebtedness, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Senior Indebtedness and would be owed by Grantors, or any of them, to Collateral Agent, the other Secured Creditors or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.

5.

Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by any Secured Creditor of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the Secured Creditors shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the Secured Creditors be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Credit Agreement, the Note Agreement or any Additional Pari Passu Agreement, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Credit Agreement, Note Agreement and any Additional Pari Passu Agreement.  Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default and (ii) Collateral Agent has notified the applicable Grantor of Collateral Agent’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 16.

6.

Representations and Warranties.  In order to induce Collateral Agent to enter into this Agreement for the benefit of the Secured Creditors, each Grantor makes the following representations and warranties to the Secured Creditors which shall be true and correct, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the Closing Date, and shall be true and correct, in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), as of the date of the making of each loan (or other extension of credit) made thereafter, as though made on and as of the date of such loan (or other extension of credit) (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

(a)

As of the Closing Date, the name (within the meaning of Section 9-503 of the Code) and jurisdiction of organization of each Grantor and each of its Subsidiaries is set forth on Schedule 2 to the Disclosure Letter.  As of the Closing Date, each Grantor is (i) the type of entity disclosed next to its name on Schedule 2 to the Disclosure Letter, and (ii) a registered organization except to the extent disclosed on Schedule 3 to the Disclosure Letter.

(b)

[Reserved].

(c)

As of the Closing Date, set forth on Schedule 2 to the Disclosure Letter is a list of any other legal names each Grantor has had in the past five (5) years, together with the date of the relevant name change.

(d)

As of the Closing Date, set forth on Schedule 2 to the Disclosure Letter is a list of all other names used by each Grantor in connection with any business or organization to which such Grantor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise or on any filing with the Internal Revenue Service, in each case, at any time in the five (5) years preceding the Closing Date. Except as set forth on Schedule 2 to the Disclosure Letter, as of the Closing Date no Grantor has changed its jurisdiction of organization at any time during the past four (4) months.

(e)

As of the Closing Date, the chief executive office of each Grantor is located at the address indicated on Schedule 2.

(f)

Each Grantor’s tax identification numbers and organizational identification numbers, if any, are identified on Schedule 2 (as such Schedule may be updated from time to time).

(g)

[Reserved].

(h)

[Reserved].

(i)

This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Senior Indebtedness.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor as a debtor and Collateral Agent as secured party in the jurisdictions listed next to such Grantor’s name on Schedule 3 to the Disclosure Letter.  Upon the making of such filings, Collateral Agent shall have a first priority perfected security interest in the Collateral of each Grantor to the extent such security interest can be perfected by the filing of a financing statement.  Upon filing of appropriate financing statements in the jurisdictions listed on Schedule 3 to the Disclosure Letter, all action necessary or desirable to protect and perfect the Security Interest in and on each Grantor’s Patents and Trademarks in the United States has been taken and such perfected Security Interest is enforceable as such against any and all creditors of, and purchasers from, any Grantor.

(j)

(i) Except for the Security Interest created hereby and transactions permitted under the Credit Agreement, the Note Agreement and each Additional Pari Passu Agreement, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of (x) the Pledged Interests indicated on Schedule 1 to the Disclosure Letter as being owned by such Grantor and (y) when acquired by such Grantor, any Pledged Interests acquired after the Closing Date; (ii) all of the Pledged Interests are duly authorized and validly issued and, to the extent applicable, fully paid and nonassessable and the Pledged Interests constitute as of the Closing Date the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 1 to the Disclosure Letter as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement; (iii) such Grantor has the right and requisite authority to pledge the Investment Property pledged by such Grantor to Collateral Agent as provided herein; (iv) as of the Closing Date, each Grantor has delivered to and deposited with Collateral Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged

Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Collateral Agent) endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.

(k)

No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement with respect to the Investment Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Property by laws affecting the offering and sale of securities generally and except for consents, approvals, authorizations, or other orders or actions that have been obtained or given (as applicable) and that are still in force.

(l)

As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities and (C) are not held by such Grantor in a Securities Account.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

7.

Covenants.  Each Grantor, jointly and severally, covenants and agrees with Collateral Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 23:

(a)

Intellectual Property.

Grantors acknowledge and agree that the Secured Creditors shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor.  Without limiting the generality of this Section 7(a), Grantors acknowledge and agree that no Secured Creditor shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but any member of the Lender Group may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be for the sole account of Borrower and shall be chargeable to Borrower; and

(b)

Investment Property.

(i)

If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the Closing Date, it shall promptly (and in any event within twenty (20) Business Days of acquiring or obtaining such Collateral or such longer period of time as may be agreed by the Collateral Agent) deliver to Collateral Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;

(ii)

Upon the occurrence and during the continuance of an Event of Default, following the request of Collateral Agent, all sums of money and property paid or distributed in respect of the Investment Property that are received by any Grantor shall be held by the Grantors as agent acting on behalf of Collateral Agent for the benefit of the Secured Creditors segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Collateral Agent in the exact form received;

(iii)

[Reserved];

(iv)

No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Credit Agreement, Note Agreement or Additional Pari Passu Agreement;

(v)

As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement: (A) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (B) do not and will not constitute investment company securities and (C) are not and will not be held by such Grantor in a securities account.  In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, provide or shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

(c)

Name, Etc.  No Grantor will change its name, organizational identification number or jurisdiction of organization; provided, that any Grantor may change its name, organizational identification number or jurisdiction of organization upon at least 10 days prior written notice to Collateral Agent of such change.

8.

Relation to Other Security Documents.  The provisions of this Agreement shall be read and construed with the Credit Agreement, Note Agreement and any Additional Pari Passu Agreement referred to below in the manner so indicated.

(a)

Credit Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall control.

(b)

Note Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Note Agreement, such provision of the Note Agreement shall control.

(c)

Additional Pari Passu Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Additional Pari Passu Agreement, such provision of the Additional Pari Passu Agreement shall control

(d)

Intercreditor Agreement. In the event of any conflict between any provision in this Agreement and a provision in the Intercreditor Agreement, such provision of the Intercreditor Agreement shall control.

9.

Further Assurances.

(a)

Each Grantor agrees that from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action that Collateral Agent may reasonably request in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)

Each Grantor authorizes the filing by Collateral Agent of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Collateral Agent such other instruments or notices as Collateral Agent may reasonably request in order to perfect and preserve the Security Interest granted or purported to be granted hereby.

(c)

Each Grantor authorizes Collateral Agent at any time and from time to time to file, transmit or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.  Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Collateral Agent in any jurisdiction.

(d)

Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.

(e)

Notwithstanding anything to the contrary in this Agreement, no Grantor be required, nor shall the Collateral Agent be authorized, (i) to perfect the Security Interest in the Collateral by any means other than by (A) filings pursuant to the Uniform Commercial Code in the office of the secretary of state (or similar central filing office) of the states of incorporation or formation of each Grantor or (B) delivery to the Collateral Agent to be held in its possession of all Collateral consisting of certificates evidencing certificated equity in the subsidiaries of any Grantor (other than Immaterial Subsidiaries and the equity interests of subsidiaries not required to be pledged) (and there shall be no requirement to certificate any equity interest that is not certificated), (ii) to take any action with respect to any assets located outside of the United States (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction), or (iii) to enter into any deposit account control agreement or securities account control agreement with respect to any deposit account or securities account.

10.

Collateral Agent’s Right to Perform Contracts, Exercise Rights, etc.  Upon the occurrence and during the continuance of an Event of Default, Collateral Agent (or its designee) (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) to the extent permitted thereby, shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Collateral Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Equity Interests that are pledged hereunder be registered in the name of Collateral Agent or any of its nominees.

11.

Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing, to take any action and to execute any instrument which Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a)

to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;

(b)

to receive, indorse and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(c)

to file any claims or take any action or institute any proceedings which Collateral Agent may deem necessary or desirable for the collection of any of the Collateral of such Grantor or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;

(d)

to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(e)

to the extent grantable by such Grantor without breaching or violating any agreement) an irrevocable, non-exclusive license (subject, in the case of trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks and, in the case of trade secrets, to an obligation of Collateral Agent to take reasonable steps under the circumstances to keep the trade secrets confidential to avoid the risk of invalidation of such trade secrets, to use any Intellectual Property or Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

(f)

Collateral Agent, on behalf of the Secured Creditors, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Collateral Agent shall commence any such suit, the appropriate Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Collateral Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated, and shall terminate automatically when this Agreement is terminated.

12.

Collateral Agent May Perform.  If any Grantor fails to perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable and documented expenses of Collateral Agent incurred in connection therewith shall be payable, jointly and severally, by all Grantors.

13.

Collateral Agent’s Duties.  The powers conferred on Collateral Agent hereunder are solely to protect Collateral Agent’s interest in the Collateral, for the benefit of the Secured Creditors, and shall not impose any duty upon Collateral Agent to exercise any such powers.  Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.

14.

Collection of Accounts, General Intangibles and Negotiable Collateral.  At any time upon the occurrence and during the continuance of an Event of Default, Collateral Agent or Collateral Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Collateral Agent, for the benefit of the Secured Creditors, or that Collateral Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Senior Indebtedness.

15.

Disposition of Pledged Interests by Collateral Agent.  To the extent any of the Pledged Interests have not been registered or qualified under the various federal or state securities laws of the United States, the disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  Each Grantor understands that in connection with such disposition, Collateral Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor, therefore, agrees that:  (a) if Collateral Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Collateral Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Collateral Agent has handled the disposition in a commercially reasonable manner.

16.

Voting and Other Rights in Respect of Pledged Interests.

(a)

Upon the occurrence and during the continuation of an Event of Default, (i) Collateral Agent may, at its option, and with two (2) Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Collateral Agent under any other agreement, at law, in equity, or otherwise, exercise all voting rights or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Collateral Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Collateral Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be.  The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.

(b)

For so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Collateral Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Collateral Agent, the other Secured Creditors or the value of the Pledged Interests.

17.

Remedies.  Upon the occurrence and during the continuance of an Event of Default:

(a)

Collateral Agent may, and at the instruction of the Required Senior Lenders shall, exercise in respect of the Collateral, in addition to other rights and remedies of the Collateral Agent or any Secured Creditor provided for herein, in the Credit Agreement, Note Agreement and any Additional Pari Passu Agreement or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law.  Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Collateral Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at one or more locations where such Grantor regularly maintains Inventory and (ii) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Collateral Agent may deem commercially reasonable.  Each Grantor agrees that, to the extent notification of sale shall be required by law, at least ten (10) days notification by mail to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notification shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code.  Collateral Agent shall not be obligated to make any sale of Collateral regardless of notification of sale having been given.  Collateral Agent may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor agrees that (A) the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code and (B) to the extent notification of sale shall be required by law, notification by mail of the URL where a sale will occur and the time when a sale will commence at least ten (10) days prior to the sale shall constitute a reasonable notification for purposes of Section 9-611(b) of the Code.  Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable sale (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.

(b)

Collateral Agent is hereby granted (to the extent grantable by such Grantor without breaching or violating any agreement) an irrevocable, non-exclusive license (subject, in the case of trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such trademarks and, in the case of trade secrets, to an obligation of Collateral Agent to take reasonable steps under the circumstances to keep the trade secrets confidential to avoid the risk of invalidation of such trade secrets) a nonexclusive license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Collateral Agent.

(c)

Any cash held by Collateral Agent as Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Senior Indebtedness as set forth in the Intercreditor Agreement.   In the event the proceeds of Collateral are insufficient to satisfy all of the Senior Indebtedness in full, each Grantor shall remain jointly and severally liable for any such deficiency.

(d)

Each Grantor hereby acknowledges that the Senior Indebtedness arises out of a commercial transaction and agrees that if an Event of Default shall occur and be continuing, Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing.  Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Collateral Agent.

18.

Remedies Cumulative.  Each right, power, and remedy of Collateral Agent and any other Secured Creditor, as provided for in this Agreement, the Credit Agreement, Note Agreement, any Additional Pari Passu Agreement, any Secured Hedge Agreement, any Secured Cash Management Agreement or the other documents related thereto, now or hereafter existing at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement, the Credit Agreement, Note Agreement, any Additional Pari Passu Agreement, the Secured Hedge Agreements, the Secured Cash Management Agreements, any Secured Cash Management Agreement, or the other documents related thereto now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Collateral Agent or any other Secured Creditors of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Collateral Agent or such other Secured Creditor of any or all other rights, powers or remedies.

19.

Marshaling. Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Senior Indebtedness or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Senior Indebtedness or under which any of the Senior Indebtedness is outstanding or by which any of the Senior Indebtedness is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

20.

Indemnity and Expenses.

(a)

Each Grantor, as though a party to the Credit Agreement, hereby acknowledges and agrees that the indemnity in favor of the Collateral Agent in Section 12.3(b) of the Credit Agreement shall cover Indemnified Liabilities growing out of or resulting from this Agreement.  This provision shall survive the termination of this Agreement and the Credit Agreement, Note Agreement or Additional Pari Passu Agreement, as applicable, and the repayment of the Senior Indebtedness.

(b)

Grantors, jointly and severally, shall, upon demand, pay to Collateral Agent (or Collateral Agent, may charge to Borrower) all expenses, as described in Section 12.3 of the Credit Agreement, which Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement, the Credit Agreement, Note Agreement or any Additional Pari Passu Agreement, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

21.

Merger, Amendments; Etc.  THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE CREDIT AGREEMENT) AND THE TRANSACTION DOCUMENTS (AS DEFINED IN THE NOTE AGREEMENT), REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES IN RESPECT OF THE SUBJECT MATTER HEREOF.  No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Collateral Agent and each Grantor to which such amendment applies.

22.

Addresses for Notices.  All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Collateral Agent at its address specified in the Intercreditor Agreement, and to any of the Grantors at their respective addresses specified in the Intercreditor Agreement or herein, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

23.

Continuing Security Interest: Assignments under Credit Agreement.

(a)

This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Senior Indebtedness have been paid in full in accordance with the provisions of the Credit Agreement, Note Agreement and any Additional Pari Passu Agreement, and any commitments thereunder, have expired or have been terminated, (ii) be binding upon each Grantor and its respective successors and assigns and (iii) inure to the benefit of, and be enforceable by Collateral Agent and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), any member of the Lender Group may, in accordance with the provisions of the Credit Agreement, Note Agreement or Additional Pari Passu Agreement, as applicable, assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement, Note Agreement or Additional Pari Passu Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such member of the Lender Group herein or otherwise.  Upon payment in full of the Senior Indebtedness in accordance with the provisions of the Credit Agreement, the Note Agreement and Additional Pari Passu Agreement and the expiration or termination of the commitments thereunder, the Security Interest granted hereby shall automatically terminate and all rights to the Collateral shall revert to Grantors or any other Person entitled thereto.  At such time, upon Borrower’s request, Collateral Agent will authorize the filing of appropriate termination statements to terminate such Security Interest, will return to the applicable Grantors the Collateral in its possession and take any other actions reasonably requested by any Grantor to evidence the release of the security interest created hereby.  No transfer or renewal, extension, assignment or termination of this Agreement or of the Credit Agreement, Note Agreement or any Additional Pari Passu Agreement or any other instrument or document executed and delivered by any Grantor to Collateral Agent nor any additional loans made by any member of the Lender Group to Borrower, nor the taking of further security, nor the retaking or re-delivery of the Collateral to Grantors, or any of them, by Collateral Agent, nor any other act of the Secured Creditors, or any of them, shall release any Grantor from any obligation under this Agreement, except a release or discharge executed in writing by Collateral Agent in accordance with the provisions of the Credit Agreement, the Note Agreement and any Additional Pari Passu Agreement.  Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Collateral Agent and then only to the extent therein set forth.  A waiver by Collateral Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Collateral Agent would otherwise have had on any other occasion.

(b)

Each Grantor agrees that, if any payment made by any Grantor or other Person and applied to the Senior Indebtedness is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by Collateral Agent or any member of the Lender Group to such Grantor, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, any Lien or other Collateral securing such Grantor’s liability hereunder shall have been released or terminated by virtue of the foregoing clause (a), such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

24.

Survival.  All representations and warranties made by the Grantors in this Agreement and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Collateral Agent, Issuing Lender or any member of the Lender Group may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of, or any accrued interest on, any loan or any fee or any other amount payable under the Credit Agreement, Note Agreement, or any Additional Pari Passu Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the commitments have not expired or terminated.

25.

CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION.

(a)

THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND.  EACH GRANTOR AND COLLATERAL AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 25(b).

(c)

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GRANTOR AND COLLATERAL AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”).  EACH GRANTOR AND COLLATERAL AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)

EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS  LOCATED IN THE COUNTY OF NEW YORK AND THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT COLLATERAL AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(e)

NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST THE COLLATERAL AGENT, THE SWINGLINE LENDER, ISSUING LENDER OR ANY OTHER LENDER, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, COLLATERAL AGENT OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH, AND EACH GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

26.

New Subsidiaries.  Pursuant to the terms of the Credit Agreement, the Note Agreement and any Additional Pari Passu Agreement, certain Subsidiaries (whether by acquisition or creation) of any Grantor are required to enter into this Agreement by executing and delivering in favor of Collateral Agent a Joinder to this Agreement in substantially the form of Annex 1.  Upon the execution and delivery of Annex 1 by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any party hereunder.  The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.

27.

Collateral Agent.  Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to Collateral Agent, for the benefit of each Secured Creditor.

28.

Miscellaneous.

(a)

This Agreement is a Collateral Document under the Intercreditor Agreement, a Loan Document under the Credit Agreement and a Transaction Document under the Note Agreement  This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as physical delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver a physical original executed counterpart of this Agreement, but the failure to deliver such an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

(b)

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.  Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(c)

Headings and numbers have been set forth herein for convenience only.  Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

(d)

Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Secured Creditor, whether under any rule of construction or otherwise.  This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

[signature pages follow]

IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	COPART, INC.

	By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Senior Vice President, General Counsel and
Secretary

COPART OF CONNECTICUT, INC.

	By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Secretary

COPART OF OKLAHOMA, INC.

	By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Secretary

COPART OF WASHINGTON, INC.

	By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Secretary

COPART OF KANSAS, INC.

	By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Secretary

COPART OF TENNESSEE, INC.

	By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Secretary

SECURITY AGREEMENT

VB2, INC.

By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Secretary

COPART OF MISSOURI, INC.

By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Secretary

HOUSTON COPART SALVAGE AUTO
AUCTIONS LIMITED PARTNERSHIP

By:	Copart of Houston, Inc., its General Partner

By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Secretary

DALLAS COPART SALVAGE AUTO AUCTIONS
LIMITED PARTNERSHIP, INC.

By:	Copart of Texas, Inc., its General Partner

By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Secretary

COPART OF LOUISIANA, INC.

By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Secretary

GUARANTY AND SECURITY AGREEMENT

COPART OF ARKANSAS, INC.

By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Secretary

COPART OF ARIZONA, INC.

By:	/s/ Paul A. Styer
Name: Paul A. Styer
Title: Secretary

GUARANTY AND SECURITY AGREEMENT

COLLATERAL AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Jason Ford
Name: Jason Ford
Title: Vice President

SECURITY AGREEMENT

ANNEX 1 TO SECURITY AGREEMENT
FORM OF JOINDER

Joinder No. ____ (this “Joinder”), dated as of ____________ 20___, to the Security Agreement, dated as of December 3, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, “Grantors” and each, individually, a “Grantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Collateral Agent for the Lenders, the Hedge Banks, the Cash Management Banks, the Noteholders and any Additional Pari Passu Lenders (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of December 3, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among COPART, INC., a Delaware corporation (the “Borrower”), the banks and other financial institutions from time to time party thereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, “Administrative Agent”), the Lenders have agreed to make certain financial accommodations available to Borrower from time to time pursuant to the terms and conditions thereof;

WHEREAS, pursuant to the note purchase agreement dates as of December 3, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Note Agreement”), among the Borrower and the purchasers listed on Schedule B thereto (together with their permitted successors and assigns, the “Noteholders”),  Borrower is issuing and selling $400.0 million aggregate principal amount of senior secured notes (the “Senior Notes”);; and

WHEREAS, the Administrative Agent, the Noteholders and the Collateral Agent have entered into an Intercreditor and Collateral Agency Agreement dated as of December 3, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”) governing their respective rights as creditors of the Grantors and appointing the Collateral Agent as agent for the Secured Creditors (as defined below) with respect to the collateral securing the Senior Indebtedness (as defined below);

WHEREAS, in order to induce (a) the Lenders to enter into the Credit Agreement and the other Loan Documents and to make financial accommodations to Borrower as provided for in the Credit Agreement and the other Loan Documents, (b) the Cash Management Banks to enter into the Secured Cash Management Agreements, (c) the Hedge Banks to enter into the Secured Hedge Agreements, (d) the Noteholders to enter into the Note Agreement and the other Note Documents and to purchase the Senior Notes and (e) the Additional Pari Passu Lenders to enter into any Additional Pari Passu Agreements, each Grantor has agreed to grant to Collateral Agent, for the benefit of the Secured Creditors, a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Senior Indebtedness; and

WHEREAS, each Grantor (other than the Borrower) is a Subsidiary of the Borrower and, as such, will benefit by virtue of the financial accommodations extended to the Borrower by the Secured Creditors.

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Intercreditor Agreement, and this Joinder shall be subject to the rules of construction set forth in

Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis; and

WHEREAS, pursuant to the terms of the Credit Agreement, Note Agreement, Additional Pari Passu Agreements and the Security Agreement, certain Subsidiaries of the Credit Parties, must execute and deliver certain documents, including the Security Agreement, and the joinder to the Security Agreement by the undersigned new Grantor or Grantors (collectively, the “New Grantors”) may be accomplished by the execution of this Joinder in favor of Collateral Agent, for the benefit of the Secured Creditors; and

WHEREAS, each New Grantor (a) is an Affiliate of Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrower by the Secured Creditors and (b) by becoming a Grantor, will benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents and the Note Documents;

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.

In accordance with Section 26 of the Security Agreement, each New Grantor, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and each New Grantor hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof.  In furtherance of the foregoing, each New Grantor hereby unconditionally grants, assigns, and pledges to Collateral Agent, for the benefit of the Secured Creditors, to secure the Senior Indebtedness, a continuing security interest in and to all of such New Grantor’s right, title and interest in and to the Collateral.  Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor.  The Security Agreement is incorporated herein by reference.

2.

Schedule 1, “Pledged Companies”, Schedule 2, Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers, and Schedule 3, “List of Uniform Commercial Code Filing Jurisdictions”. Schedule 1, Schedule 2 and Schedule 3, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement.

3.

Each New Grantor authorizes Collateral Agent at any time and from time to time to file, transmit or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail than as in the foregoing subsection (i) or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance.  Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Collateral Agent in any jurisdiction in connection with the Loan Documents and the Note Documents.

4.

Each New Grantor represents and warrants to Collateral Agent and the other Secured Creditors that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

5.

This Joinder is a Collateral Document under the Intercreditor Agreement, a Loan Document under the Credit Agreement and a Transaction Document under the Note Agreement.  This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute but one and the same Joinder.  Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as physical delivery of an original executed counterpart of this Joinder.  Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver a physical original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.

6.

The Security Agreement, as supplemented hereby, shall remain in full force and effect.

7.

THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:	[NAME OF NEW GRANTOR]

By:
Name:
Title:

[NAME OF NEW GRANTOR]

By:
Name:
Title:

COLLATERAL AGENT:	WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:
Name:
Title:

ANNEX 2 TO SECURITY AGREEMENT

PLEDGED INTERESTS ADDENDUM

This Pledged Interests Addendum, dated as of _________ __, 20___ (this “Pledged Interests Addendum”), is delivered pursuant to Section 7 of the Security Agreement referred to below.  The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security Agreement, dated as of December 3, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”), made by the undersigned, together with the other Grantors named therein, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent.  Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement, and this Pledged Interests Addendum shall be subject to the rules of construction set forth in Section 1(b) of the Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Collateral Agent in the Security Agreement and any pledged company set forth on Schedule I shall be and become a “Pledged Company” under the Security Agreement, each with the same force and effect as if originally named therein.

This Pledged interests Addendum is a Loan Document (under the Credit Agreement), a Transaction Document (under the Note Agreement) and an Additional Pari Passu Agreement.  Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as physical delivery of an original executed counterpart of this Pledged Interests Addendum.  If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also physically deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Pledged Interests Addendum.

The undersigned hereby certifies that the representations and warranties set forth in Section 6 of the Security Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.

THIS PLEDGED INTERESTS ADDENDUM SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

[___________________]

By:
Name:
Title:

SCHEDULE I
TO
PLEDGED INTERESTS ADDENDUM

Pledged Interests

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Class of Interests	Percentage of Class Owned	Certificate Nos.

4